EATON VANCE GREATER INDIA FUND

Supplement to Prospectus dated May 1, 2014

1.

The following replaces “Management” in “Fund Summary”:

Investment Adviser.  Boston Management and Research (“BMR”).

Investment Sub-Adviser.  LGM Investments Limited (“LGM Investments”).

Portfolio Manager. The Portfolio is managed by Rishikesh Patel, Portfolio Manager at LGM Investments, who has managed the Portfolio since December 2014.

2.

The following replaces the fourth and sixth paragraphs under “Management.” in “Management and Organization”:

Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Portfolio to LGM Investments Limited (“LGM Investments”), a registered investment adviser. LGM Investments is located at 95 Wigmore Street, London, England.  LGM Investments replaced BMO Global Asset Management (Asia) Limited (“BMO GAM (Asia)”) as the sub-adviser of the Portfolio effective December 15, 2014 pursuant to the Board’s approval of a new sub-advisory agreement.  LGM Investments and BMO GAM (Asia) are wholly-owned affiliates of Bank of Montreal and no material changes are expected to the nature or level of sub-advisory services provided to the Portfolio as a result of the new sub-advisory agreement with LGM Investments.  BMR pays LGM Investments a portion of the advisory fee for sub-advisory services provided to the Portfolio. LGM Investments and its affiliates (together “Lloyd George”) act as investment adviser to various individual and institutional clients and currently manage approximately $2.8 billion in assets. Like BMO GAM (Asia), LGM Investments is domiciled outside of the United States. Because of this, it would be difficult for the Portfolio to bring a claim or enforce a judgment against them.

Rishikesh Patel acts as portfolio manager of the Portfolio (since December 2014).  Mr. Patel has been employed by LGM Investments or its affiliates since 2006 and serves as a portfolio manager and analyst.

3.

All references to “BMO Global Asset Management (Asia) Limited” and “BMO GAM (Asia)” are replaced with “LGM Investments Limited” and “LGM Investments”, respectively.

December 16, 2014	17104 12.16.14

EATON VANCE GREATER INDIA FUND

Supplement to Statement of Additional Information dated May 1, 2014

1.

The following replaces the seventh, eighth and ninth paragraphs and accompanying table under “Investment Advisory and Administrative Services”:

Information About LGM Investments Limited. LGM Investments Limited (“LGM Investments”) replaced BMO Global Asset Management (Asia) Limited (“BMO GAM (Asia)”) as the sub-adviser of the Portfolio effective December 15, 2014 pursuant to the Board’s approval of a new sub-advisory agreement.  LGM Investments and BMO GAM (Asia) are wholly-owned affiliates of Bank of Montreal and no material changes are expected to the nature or level of sub-advisory services provided to the Portfolio as a result of the new sub-advisory agreement with LGM Investments.  The Portfolio received advice from counsel that the transition of the sub-advisory agreement did not constitute an assignment of such agreement or require shareholder approval.  The terms of the new sub-advisory agreement are identical to the prior agreement with BMO GAM (Asia), with the exception of the dates, parties and recitals to the agreement.

Bank of Montreal, a publicly-traded Canadian banking institution, is a highly-diversified financial services organization involved in personal and commercial banking, capital markets and private client servicing. BMO GAM (Asia) and its affiliates in relation to the Lloyd George Management business (together “LGM”) act as investment adviser to various individual and institutional clients and currently manage approximately $2.8 billion in assets.  LGM’s only business is portfolio management.

Portfolio Managers. The portfolio manager of the Portfolio is listed below. The following table shows, as of November 30, 2014, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Rishikesh Patel(1)
Registered Investment Companies	0	$ 0	0	$ 0
Other Pooled Investment Vehicles	2	$ 43.2	1	$ 13.2
Other Accounts	0	$ 0	0	$ 0
(1) Mr. Patel became a portfolio manager effective December 15, 2014.

Mr. Patel did not beneficially own any shares in the Fund or in the Eaton Vance family of funds as of November 30, 2014.  Interests in the Portfolio cannot be purchased by a portfolio manager.

2.

All references to “BMO Global Asset Management (Asia) Limited” and “BMO GAM (Asia)” are replaced with “LGM Investments Limited” and “LGM Investments”, respectively.

December 16, 2014